                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


ProSource, Inc.:



     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                          KPMG LLP



Miami, Florida


April 30, 1999